20 Riverside
                                        Wraysbury
                                        Middlesex
                                        TW19 5JN

20 January 2005

Dear Sirs

I hereby tender by resignation as Chief Executive Officer and Director of Hugo International Telecoms Inc.

Yours faithfully


/s/ D W Foden
D W FODEN





The Board
Hugo International Telecoms Inc.
c/o 122a Nelson Road
Twickenham
Middlesex
TW2 7AY